Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT is entered into as of July 12, 2010, by and between TED GREEN ("Executive") and IMAGE ENTERTAINMENT, INC., a Delaware corporation (the "Company").

RECITALS

WHEREAS, Executive and the Company are parties to that certain Employment Agreement dated as of April 14, 2010 (the "Agreement") and desire to revise the Agreement to clarify certain understandings regarding equity compensation matters.  All capitalized terms used but not defined herein shall have the meanings given in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Executive and the Company agree as follows:

AGREEMENT

1.           The definition of "Good Reason" in Section 10 of the Agreement is amended to replace the reference to the date "July 15, 2010" in clause (iv)(D) thereof with the date "November 30, 2010."

2.           Any reference to the Agreement in the stock option agreements or restricted stock award agreements executed and delivered hereafter in the forms of Exhibits B, C, D, E, F and G shall include the phrase ", as amended," after the date "April 14, 2010."

3.           The section "Total Number of Shares of Stock Subject to the Option" in the first page of Exhibit B is amended and restated in its entirety to read as follows:

Total Number of Shares of Stock Subject to the Option:
__________ Shares [which represents 9,798,715 minus the number of shares of Class A Restricted Stock granted to such Participant].  The number of shares of Stock shall be subject to adjustment for stock splits, stock dividends and other events or transactions described in Section 11.1(a) of the Plan.

4.           The section "Total Number of Shares of Stock Subject to the Option" in the first page of Exhibit C is amended and restated in its entirety to read as follows:

Total Number of Shares of Stock Subject to the Option:
__________ Shares [which represents 2,449,678 minus the number of shares of Class B Restricted Stock granted to such Participant].  The number of shares of Stock shall be subject to adjustment for stock splits, stock dividends and other events or transactions described in Section 11.1(a) of the Plan.

5.           The section "Total Number of Shares of Stock Subject to the Option" in the first page of Exhibit D is amended and restated in its entirety to read as follows:

Total Number of Shares of Stock Subject to the Option:
__________ Shares [which represents 2,449,678 minus the number of shares of Class C Restricted Stock granted to such Participant].  The number of shares of Stock shall be subject to adjustment for stock splits, stock dividends and other events or transactions described in Section 11.1(a) of the Plan.

6.           The section "Total Number of Shares of Restricted Stock" in the first page of Exhibit E is amended and restated in its entirety to read as follows:

Total Number of Shares of Restricted Stock:
__________ Shares [which shall equal (i) the difference between the Fair Market Value of a share of common stock on the Grant Date (but not less than $0.20 per share) and $0.0366, multiplied by (ii) 9,798,715].  The number of shares of Stock shall be subject to adjustment for stock splits, stock dividends and other events or transactions described in Section 11.1(a) of the Plan.

7.           The section "Total Number of Shares of Restricted Stock" in the first page of Exhibit F is amended and restated in its entirety to read as follows:

Total Number of Shares of Restricted Stock:
__________ Shares [which shall equal (i) the difference between the Fair Market Value of a share of common stock on the Grant Date (but not less than $0.20 per share) and $0.0773, multiplied by (ii) 2,449,678].  The number of shares of Stock shall be subject to adjustment for stock splits, stock dividends and other events or transactions described in Section 11.1(a) of the Plan.

8.           The section "Total Number of Shares of Restricted Stock" in the first page of Exhibit G is amended and restated in its entirety to read as follows:

Total Number of Shares of Restricted Stock:
__________ Shares [which shall equal (i) the difference between the Fair Market Value of a share of common stock on the Grant Date (but not less than $0.20 per share) and $0.1718, multiplied by (ii) 2,449,678].  The number of shares of Stock shall be subject to adjustment for stock splits, stock dividends and other events or transactions described in Section 11.1(a) of the Plan.

9.           From the date hereof until the applicable Grant Date (as defined in each of Exhibits B, C, D, E, F and G), the number 9,798,715 referenced in Sections 3 and 6 hereof and the number 2,449,678 referenced in Sections 4, 5, 7 and 8 hereof shall each be subject to adjustment for stock splits, stock dividends and other events or transactions described in Section 11.1(a) of the Plan (as defined in each of Exhibits B, C, D, E, F and G).

10.        Except as otherwise provided in this First Amendment, all of the provisions of the Agreement shall remain in full force and effect.  The Agreement, as modified by the provisions of this First Amendment, shall be construed as one agreement.

11.        This First Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed signature page of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, Executive and the Company have caused this First Amendment to be executed as of the date first above written.

IMAGE ENTERTAINMENT, INC

/s/ TED GREEN	By:	/s/ JOHN P. AVAGLIANO
TED GREEN
	Name:	John P. Avagliano

	Title:	COO/CFO